- -------------------------------------------------------------------------------

                                 SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                               PROXY STATEMENT

       PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
 [ ] PRELIMINARY PROXY STATEMENT
 [X] DEFINITIVE PROXY STATEMENT
 [ ] DEFINITIVE ADDITIONAL MATERIALS
 [ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
240.14A-12

                          FAMILY GOLF CENTERS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          FAMILY GOLF CENTERS, INC.
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 [ ] $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(I)(2)
 [ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3).
 [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

    (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

    (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:(1)

    (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

    (5)   TOTAL FEE PAID:

 [X] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

 [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

    (1)   AMOUNT PREVIOUSLY PAID:

    (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

    (3)   FILING PARTY:

    (4)   DATE FILED:
- -------------------------------------------------------------------------------

                          FAMILY GOLF CENTERS, INC.
                             225 BROADHOLLOW ROAD
                           MELVILLE, NEW YORK 11747

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Family Golf Centers, Inc.

   The Annual Meeting of Stockholders of Family Golf Centers, Inc. (the "Company") will be held at Flemington Family Golf Center, 99 Route 202 and 31 South, Flemington, New Jersey 08822 at 10:00 a.m., Eastern Daylight Savings Time, on June 7, 1996, for the following purposes:

       1. To consider and act upon a proposal to amend and restate the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 11,000,000 to 52,000,000, of which 2,000,000 shares shall be designated "Preferred Stock" and 50,000,000 shares shall be designated "Common Stock."

       2. To elect the Board of Directors for the ensuing year.

       3. To consider and act upon a proposal to adopt the Company's 1996 Stock Incentive Plan.

       4. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors and accountants for the Company for the year ending December 31, 1996.

       5. To transact such other business as may properly come before the meeting.

   All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 10, 1996, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to notice of and vote at the meeting will be open to examination by stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 225 Broadhollow Road, Melville, New York 11747.

   Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       KRISHNAN P. THAMPI
                                       Secretary

Melville, New York
May 24, 1996

                          FAMILY GOLF CENTERS, INC.
                             225 BROADHOLLOW ROAD
                           MELVILLE, NEW YORK 11747
                                (516) 694-1666
                               ----------------
                               PROXY STATEMENT
                               ----------------
   The accompanying proxy is solicited by the Board of Directors of Family Golf Centers, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings New York time, on June 7, 1996 at Flemington Family Golf Center, 99 Route 202 and 31 South, Flemington, New Jersey and any adjournment thereof.

                          VOTING SECURITIES; PROXIES

   The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without extra remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

   The holders of a majority of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the votes of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for any amendment of the Company's Certificate of Incorporation. In all matters other than the election of directors and any amendment to the Company's Certificate of Incorporation, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters.

   The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

   All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the approval of Proposals 1, 3 and 4 and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

   A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

   At the close of business on May 10, 1996, 8,598,025 shares of Common Stock were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the meeting. Only stockholders of record at the close of business on May 10, 1996 are entitled to notice of, and to vote at, the meeting.

NO DISSENTER'S RIGHTS

   Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 1, 3 and 4.

   This proxy material is first being mailed to stockholders commencing on or about May 24, 1996.

                                  PROPOSAL 1
                            APPROVAL OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION TO
                    INCREASE THE AUTHORIZED SHARE CAPITAL

GENERAL

   The Board of Directors has determined that it would be advisable to amend Paragraph A of Article FOURTH of the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 11,000,000 to 52,000,000, of which 2,000,000 shares shall be designated "Preferred Stock" and 50,000,000 shares shall be designated "Common Stock";

   The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's stockholders that Paragraph A of Article FOURTH of the Company's Certificate of Incorporation be amended as described. A copy of Paragraph A of Article FOURTH of the Company's Certificate of Incorporation, as proposed to be amended by the resolution adopted by the Board of Directors, is attached as Annex A.

           INCREASE IN NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

   The Board of Directors has approved, subject to stockholder approval at the 1996 Annual Meeting of Stockholders, an increase in the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 and an increase in the number of authorized shares of Preferred Stock from 1,000,000 to 2,000,000, which may be issued in one or more series and as to which the Board of Directors is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights ("Authorized Stock Proposal"). The Company's Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of May 10, 1996, the record date for the Annual Meeting, 8,598,025 shares of Common Stock were outstanding (exclusive of 2,200 shares held by the Company as treasury stock), 300,000 shares were reserved for issuance under the Company's 1994 Stock Option Plan, 500,000 shares will be reserved for issuance under the 1996 Stock Incentive Plan (if such plan is approved by stockholders at the Annual Meeting -- see Proposal 3 below) and 461,780 shares are reserved for issuance in relation to outstanding options and warrants. Accordingly, there are only 137,995 authorized shares of Common Stock unissued and not reserved for future issuance. No shares of Preferred Stock are currently outstanding.

   The Board of Directors considers the proposed authorization of an additional 40,000,000 shares of Common Stock and an additional 1,000,000 shares of Preferred Stock desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. Such additional shares could also be issued in a public offering or privately placed in order to raise capital for various purposes. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the stockholders except as may be required by the rules of NASDAQ or any stock exchange on which the Common Stock is then listed. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Any new shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding, and would be available for issuance at such time and on such terms as the Board of Directors may consider appropriate. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The stockholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they as a result of this proposal.

   To the extent that any shares of Preferred Stock may be issued, such Preferred Stock may (a) have priority over the Company's Common Stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the Preferred Stock on the Company's Board of Directors upon the occurrence of certain events; and (d) require the approval of the Preferred Stock for the taking of certain corporate actions, such as mergers. To the extent that any shares of Preferred Stock (including preferred stock convertible into Common Stock) may be issued on other than a pro rata basis to current stockholders, the present ownership position of current stockholders may be diluted. Such shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if stockholders were offered a premium over the market value of their shares) might be viewed as being beneficial to stockholders of the Company. Management of the Company is not aware of any possible takeover attempts at this time. The proposed increase of the number of authorized shares of Preferred Stock is not part of a plan by management to adopt a series of "anti-takeover" amendments.

   Currently, the Company is not engaged in any negotiations concerning the issuance of any shares of Common Stock or Preferred Stock, nor are there any plans, commitments, agreements or understandings relating to the issuance of any additional shares of Common Stock or Preferred Stock, except as described under Proposal 3 below -- the "1996 Stock Incentive Plan" and except that the Company recently filed a registration statement covering the proposed sale of 2,000,000 shares of Common Stock. The offering of such shares of Common Stock will be made only by prospectus. The timing of any other actual issuance of additional shares will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors.

POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZED STOCK PROPOSAL

   The primary purpose of the Authorized Stock Proposal is to provide the Company with the flexibility to raise additional capital from the sale of shares of Common Stock and Preferred Stock and to take advantage of possible future opportunities for which the issuance of additional shares of Common Stock or Preferred Stock may be deemed advisable without the delay and expense incident to calling a special meeting of the Company's stockholders in any case in which such a meeting would not otherwise be required.

   The issuance of additional shares of Common Stock or Preferred Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The increase in authorized Common Stock or Preferred Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of additional shares may be used to dilute such person's ownership of shares of the Company's voting stock. Moreover, "blank check" preferred stock may be used for adoption of a stockholder rights plan or "poison pill." However, the Company already has authorized sufficient "blank check" preferred stock to implement such a rights plan.

   The Authorized Stock Proposal has not been proposed as an anti-takeover measure nor is the Board of Directors aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in stockholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

   The possible anti-takeover effects of this Proposal 1 should be considered together with those discussed below, which relate to the provisions currently in place in the Company's Certificate of Incorporation, By-Laws and contracts to which the Company is a party.

   POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS IN THE CERTIFICATE OF INCORPORATION, THE BY-LAWS AND CONTRACTUAL AGREEMENTS OF THE COMPANY.

   The possible anti-takeover effects of Proposal 1, which, if approved, will amend the Company's Certificate of Incorporation, must be evaluated together with certain defensive provisions currently in the Company's Certificate of Incorporation and By-Laws, various contractual obligations of the Company and relevant provisions of DCGL.

   The Company's Certificate of Incorporation and By-Laws already contain certain provisions that may make more difficult a change in control of the Company not having the approval of the Board of Directors. The Certificate of Incorporation currently authorizes the Board of Directors to issue up to one million (1,000,000) shares of Preferred Stock without further action, authorization or approval of the Company's stockholders (which amount would be increased to 2,000,000 if this Proposal 1 is accepted). The Certificate of Incorporation provides for "blank check" preferred stock which may be issued in one or more series and as to which the Board of Directors is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights.

   The Company's Amended and Restated By-Laws (the "By-Laws") (1) provide procedures for the giving of advance notice of nominations of directors and proposals of business by a stockholder; (2) deny the power to stockholders to consent in writing, without a meeting, to the taking of any action; (3) provide procedures for the calling, by a stockholder, of a special meeting of the stockholders; and (4) require the affirmative vote of 80% of the Board of Directors ("Directors' Super Majority Vote") to amend the By-Law provisions referred to in these items (1),(2) and (3) above. In addition the Director's Super Majority Vote provision itself requires a Directors' Super Majority Vote to be removed from the By-Laws.

   These By-Law provisions reduce the vulnerability of the Company's management to potentially disruptive proxy contests immediately before or at the stockholders' meeting and ensure that there is sufficient time for management to provide a counter proposal to stockholders. As a result, stockholders have the opportunity to consider and assess the benefits and disadvantages of the stockholder proposal contained in such stockholder's proxy statement, since management is also able to provide the Company's other stockholders with a competing proxy statement. These By-Law provisions are not designed to deter stockholder proposals and director nominations but to regulate them in a manner conducive to protecting the Company's ability evaluate the proposals and consider alternatives to any such proposals.

   Although the Board is not aware of any attempt to gain control of the Company or representation on the Board through accumulation of shares or otherwise, the Board believes that efforts by a purchaser of a significant number of shares of the Company's Common Stock to acquire control of the Company could adversely affect the Board's ability to protect the interests of the Company and its other stockholders by negotiating with such a purchaser, evaluating such purchaser's plans for the Company or considering alternatives to such purchaser's proposals.

   Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's Board of Directors are not necessarily detrimental to the interests of stockholders, and, to the extent the proposed amendments in Proposal 1 discourage a prospective purchaser from acquiring a significant interest in the Company's Common Stock with a view toward acquiring control, the amendments could deprive stockholders of an opportunity to sell their shares at a premium over the prevailing market price.

   In addition, the Company is subject to the provisions of Section 203 of the Delaware General Corporation law ("Section 203"). Under Section 203, certain "business combinations" between a Delaware corporation whose stock generally is publicly traded or held of record by more than 2,000 stockholders and an "interested stockholder" are prohibited for a three-year period following the date that such stockholder became an interested stockholder, unless (i) the corporation has elected in its original certificate of incorporation not to be governed by Section 203, (ii) the business combination was approved by the Board of Directors of the corporation before the other party to the business combination became an interested stockholder, (iii) upon consummation of the action that made it an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan) or (iv) the business combination was approved by the Board of Directors of the corporation and ratified by two-thirds of the voting stock which the interested stockholder did not own. The three-year prohibition also does not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of the majority of the corporation's directors. The term "business combination" is defined generally to include mergers or consolidations between a Delaware corporation and an "interested stockholder," actions with an "interested stockholder" involving the assets or stock of the corporation or its majority-owned subsidiaries and transactions which increase an interested stockholder's percentage ownership of stock. The term "interested stockholder" is defined generally as a stockholder who, together with affiliates and associates, owns (or, within three years prior, did own) 15% or more of a Delaware corporation's voting stock. Section 203 could prohibit or delay a merger, takeover or other change in control of the Company and therefore could discourage attempts to acquire the Company.

   The license agreement, under which the Company as licensee is entitled to use the trademark "Golden Bear" in the operation of seven of its golf facilities, is terminable by the licensor if the current directors of the Company at any time constitute less than 50% of the Company's directors. In addition, the vesting of outstanding stock options issued to employees, directors and consultants of the Company may be accelerated by a "change in control" of the Company. Options for an aggregate of 322,425 shares of Common Stock would have their vesting accelerated if such a change of control occurred. These provisions could be considered to have anti-takeover effects because any such changes of control would terminate the "Golden Bear" license and the vesting acceleration would entitle option holders to purchase Common Stock, potentially diluting the voting power of outstanding shares.

STOCKHOLDER VOTE REQUIRED

   An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to adopt Proposal 1. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 1 to amend Paragraph A of Article FOURTH of the Certificate of Incorporation unless otherwise indicated thereon.

THE BOARD OF DIRECTORS Recommends a Vote for the Approval of the Amendment to Paragraph A of Article Fourth of the Company's Certificate of Incorporation, Which is Designated as Proposal 1 on the enclosed Proxy Card.

                                  PROPOSAL 2
               ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

   The number of directors of the Company is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at five. The number of directors to be elected at the Annual Meeting to constitute the Board of Directors has also been fixed at five. The Board of Directors currently consists of the five directors listed below. Each of these five has agreed to stand for re-election at the Annual Meeting to hold office for a period of one year until the next annual meeting, and in any event until a successor has been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy.

   The persons named in the accompanying proxy intend to vote for the election as director of the nominees listed herein. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

   The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company and the individuals nominated and recommended to be elected by the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

                     NOMINEES FOR ELECTION AS A DIRECTOR

 NAME OF DIRECTOR     AGE                            POSITION
- ------------------  -----  ----------------------------------------------------------
Dominic Chang         46   Chairman of the Board, President, Chief Executive Officer
James Ganley          60   Director

Jimmy C.M. Hsu        46   Director

Krishnan P. Thampi    47   Chief Financial Officer, Chief Operating Officer,
                           Executive  Vice President, Secretary, Treasurer and
                           Director
Yupin Wang            63   Director


   Dominic Chang has been the Chairman of the Board, President and Chief Executive Officer of the Company and its predecessors since 1991. From 1989 to 1992, Mr. Chang was a Senior Vice President and Sector Executive for Corporate Real Estate and General Services for The Bank of New York. He was responsible for the acquisition, management and disposition of The Bank of New York's properties worldwide, facilities design and construction, security and centralized administrative services. Mr. Chang previously had over 15 years banking experience with Bankers Trust and Irving Trust Company. He has a Masters Degree in Industrial Engineering from New York University and a Bachelors Degree from the State University of New York at Stonybrook.

   James Ganley has been a director of the Company since 1994. From October 1988 until his retirement in 1990, Mr. Ganley was a Senior Executive Vice President of The Bank of New York. Mr. Ganley was a member of the Senior Management Steering Committee at The Bank of New York and was directly responsible for the merger of the systems, products and operations of The Bank of New York with Irving Trust Company. Prior to 1988, Mr. Ganley had held various executive positions at Irving Trust Company and was Group Executive responsible for Banking Operation activities, which comprised 13 divisions. He was also a member of Irving Trust Company's Senior Executive Management Committee. Mr. Ganley received a Bachelors Degree in Economics from New York University and was a participant in Harvard University's program for management development.

   Jimmy C.M. Hsu has been a director of the Company since 1994. Mr. Hsu is currently the Vice Chairman and a director of Russ Berrie and Company, Inc. ("Russ Berrie"), a New York Stock Exchange listed company which manufactures and distributes toys and gifts to retail stores. Mr. Hsu joined Russ

Berrie in 1979 as Vice President, Far East Operations. In 1987, he was appointed Senior Vice President and Director of World-Wide Marketing of Russ Berrie. In 1991, he was elected to the board of Russ Berrie and was appointed the position of Executive Vice President. In 1995, Mr. Hsu became Vice Chairman of Russ Berrie.

   Krishnan P. Thampi has been the Chief Financial Officer, Executive Vice President, Chief Operating Officer, Secretary and Treasurer of the Company and its predecessors since 1992. He became a director of the Company in 1994. From 1989 to 1992, he was a Senior Vice President for Administrative Services at The Bank of New York. From 1988 to 1989, he was a Senior Vice President for Systems Services at Irving Trust Company. He also performed controller and personnel management functions while at Irving Trust Company. Mr. Thampi has a Masters Degree in Business Administration from Columbia University and a Bachelors Degree in Engineering from McGill University.

   Yupin Wang has been a director of the Company since 1994. Mr. Wang is currently the President of W W International, a worldwide management consulting firm. Prior to establishing W W International in 1992, Mr. Wang was a member of the executive management team of International Business Machines Corp. ("IBM") from 1962 to 1992. He had held various positions at IBM, including Director of Marketing Operations, Director of Marketing Strategy and Director of Customer Satisfaction. As Director of Customer Satisfaction, he established IBM's Customer Satisfaction Management System, which contributed to IBM Rochester winning the Malcolm Baldrige Award. Mr. Wang received a Bachelors Degree in Economics from National Taiwan University and Masters Degrees from Oklahoma State University and New York University.

   Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office. Officers are elected by, and serve at the pleasure of, the Board of Directors.

STOCKHOLDER VOTE REQUIRED

   Election of each director requires a plurality of the votes of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

   THE BOARD OF DIRECTORS Recommends a Vote for Election to the Board of Directors of the Company for Each of the Nominees, which is designated as Proposal 2 on the enclosed proxy card.
EXECUTIVE OFFICERS

   The following table sets forth certain information concerning the executive officers of the Company:

 NAME                     AGE  POSITION
- ----------------------  -----  --------------------------------------------------
Dominic Chang .........   46   Chairman of the Board, President and Chief
                               Executive Officer
Krishnan P. Thampi  ...   47   Chief Financial Officer, Chief Operating Officer,
                               Executive Vice President, Secretary, Treasurer and
                               Director
Richard W. Hasslinger     46   Vice President--Regional Manager
Garrett J. Kelleher  ..   59   Vice President--Finance
Robert J. Krause ......   50   Vice President--Strategic Planning and Development
Rodger P. Potocki  ....   52   Vice President--Regional Manager
Margaret Santorufo  ...   30   Controller

   Richard W. Hasslinger joined the Company's predecessor in November 1992 as a Site Manager and has been Vice President-Regional Manager for the New York City region since January 1995. From May 1992 to November 1992, he served as a consultant to the Company. From May 1988 until May 1992, he was Vice President and Division Head for Facilities Management at The Bank of New York. His responsibilities there included leasing and acquisitions, design and construction, and property management. From 1973 to 1988, he managed several operational activities at Irving Trust Company. Mr. Hasslinger has a Bachelors Degree in Business Administration from Hope College.

   Garrett J. Kelleher, a certified public accountant, joined the Company's predecessor in July 1993 as a Site Manager and served as Controller from January 1994 to June 1995. He has been the Vice President--Finance since July 1995. From 1980 to September 1990, Mr. Kelleher was Group Controller for Bank Operations at The Bank of New York. He has held a variety of accounting and financial management positions at The Bank of New York, and previously in public accounting. Mr. Kelleher acted as an independent consultant from September 1990 to July 1993. Mr. Kelleher has a Masters Degree in Finance from St. Johns University and a Bachelors Degree in Business Administration from Manhattan College.

   Robert J. Krause joined the Company's predecessor in June 1993 and served as a Site Manager until January 1995, when he became the Vice President--Strategic Planning and Development. From 1983 to 1993, Mr. Krause was Vice President of Administrative Services for The Bank of New York. From 1978 to 1983, he held product development, marketing and strategic planning responsibilities at Irving Trust Company. Mr. Krause has a Bachelors Degree in Electrical Engineering from the University of Oklahoma.

   Rodger P. Potocki was the Northern District Director for the Company from September 1994 until he was appointed Vice President--Regional Manager, Northern Region, in February 1995. From October 1979 to September 1994, he was Executive Vice President of Oneida County Industrial Development Corporation, a non-profit development corporation ("Oneida Industrial"). At Oneida Industrial, Mr. Potocki was responsible for new investment and job creation projects in Oneida County, New York, and implemented New York State's first direct loan fund for new businesses. Previously, he served as Director of Planning and Development for the City of Rome, New York. Mr. Potocki has a Masters Degree in Political Science from the Graduate School of Public Affairs in Albany, New York and a Bachelors Degree from Syracuse University.

   Margaret M. Santorufo joined the Company as Controller in June 1995. From January 1990, until she joined the Company in 1995, she was an audit supervisor with Richard A. Eisner & Company, L.L.P. Ms. Santorufo received a Bachelors Degree in Accounting from St. John's University.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

   The Board has established an audit, a compensation and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting or by written report.

   The Audit Committee of the Board of Directors currently consists of Dominic Chang, James Ganley and Yupin Wang. The Audit Committee held its first meeting in March 1996, subsequent to the fiscal year ended December 31, 1995. The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. It reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accounts' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer and Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing personnel as well as an evaluation of the performance. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects.

   The Compensation Committee of the Board of Directors currently consists of Dominic Chang, James Ganley and Yupin Wang. The Compensation Committee held no meetings during the fiscal year ended December 31, 1995. Generally, this Committee is to make recommendations to the Board of Directors as to the remuneration arrangements for directors and executive officers and other similar matters with respect to employees of the Company. It is intended to review guidelines for the administration of the Company's incentive programs. It also is intended to review and approve or make recommendations to the Board of Directors on any proposed plan or program which would benefit primarily the senior executive group.

   The Stock Option Committee of the Board of Directors currently consists of James Ganley and Yupin Wang. The Stock Option Committee held two meetings during the fiscal year ended December 31, 1995. This Committee is responsible for administering the Company's stock option plan and has such power and authority as is granted to it under such stock option plan. Specifically, the Committee determines the persons to be granted options as well as the exercise price and term of such options. Except for automatic annual grants of fixed numbers of options, the members of the Stock Option Committee are not eligible to participate in any stock option plan they administer. It is anticipated that such Committee will initially administer the 1996 Stock Incentive Plan (the "1996 Plan"), if the 1996 Plan is approved by the stockholders at the Annual Meeting.

   The Board of Directors does not have a nominating committee. This function is performed by the Board as a whole. The Board of Directors met or acted by unanimous written consent on ten occasions during the fiscal year ended December 31, 1995. All directors attended at least 75% of the meetings held by the Board and committees of which they are members.

   There are no family relationships among any of the directors or executive officers of the Company. The Company's executive officers serve in such capacity at the pleasure of the Board of Directors.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Pursuant to an Exchange Agreement dated as of September 11, 1994, among the Company and Dominic Chang, the Chairman of the Board, President, Chief Executive Officer and a principal stockholder of the Company, Krishnan Thampi, the Chief Financial Officer, Executive Vice President, Chief Operating Officer, Secretary, Treasurer and a director and principal stockholder of the Company, Jimmy C.M. Hsu, a director and principal stockholder of the Company, John Chen and Tommy Hsu (collectively, the "Predecessor Holders"), upon the closing of the Company's initial public offering in November 1994 (the "IPO"), the Company received all of the issued and outstanding shares of the following corporations (collectively, the "Subsidiary Shares"): Skycon Construction Co., Inc., which is the general contractor of the Company's golf centers; Orient Associates International, Inc., which leases the land upon which the Company's golf centers are located and is the party which owns the license to the "Golden Bear" trademarks; Skydrive Co., Inc., Skydrive Greenburgh Co., Inc. and Skydrive Willowbrook NJ, Inc., each of which operates one of the Company's golf centers; and Skydrive Alley Pond Company, Inc., which was the general partner of the partnership that operated the Douglaston golf center. The Predecessor Holders received an aggregate of 3,445,000 shares of Common Stock in exchange for the Subsidiary Shares, for which they had paid an aggregate of $2.4 million (approximately $.70 per share of Common Stock). In connection with the initial organization of the Company, Mr. Chang purchased 5,000 shares of Common Stock for nominal consideration in July 1994.

   In February 1994, Messrs. Chang and Thampi acquired interests in The Practice Tee, Inc. ("TPT") of 65% and 5%, respectively, for nominal cash consideration plus Mr. Chang's agreement to obtain up to $4.5 million of bank loans for TPT and to guarantee such bank loans, if necessary. The remaining
30% was owned by two individuals not affiliated with the Company (although one of such individuals became an employee of the Company subsequent to the Company's acquisition of TPT). Also in February 1994, the predecessor of the Company assigned to TPT its rights under the license agreement for the establishment of Golden Bear Golf Centers in California. The Company guaranteed TPT's obligations to the licensor in connection with the assignment. By agreement dated October 25, 1994, TPT's stockholders granted the Company the option, exercisable on January 1, 1998 or earlier if TPT had at least $1.0 million of income, to acquire TPT for a price payable in Common Stock equal to 12.5 times the net after tax income of TPT during the full 12 months immediately preceding the exercise of such option. In November 1995, the Company acquired TPT for $4.0 million (payable in the form of a note which became due and was paid at the closing of the public offering completed by the Company in December 1995) and up to $2.0 million of additional purchase price payable upon the achievement of certain operating income targets. The contingent purchase price in respect of the year ending December 31, 1996 will be determined by multiplying $1.0 million by the lesser of (i) 1.0 and (ii) the number obtained by dividing the OIBITA (as defined below) during such year by $500,000 (the "1996 Multiplier"). The contingent purchase price in respect of the year ending December 31, 1997 will be determined by multiplying $1.0 million by the lesser of (i) 1.0 and
(ii) the number obtained by dividing the OIBITA during such year by $1.0 million (the "1997 Multiplier"). If the 1997 Multiplier is higher than the 1996 Multiplier, then the former TPT stockholders will also be entitled to receive an amount equal to (a) the amount which they would have been entitled to receive in respect of 1996 if the 1996 Multiplier had been as high as the 1997 Multiplier less (b) the contingent amount, if any, that they received in respect of 1996.

   For purposes of the preceding paragraph, "OIBITA" for any year shall mean the operating income before interest, taxes and depreciation or amortization, determined in accordance with generally accepted accounting principles consistently applied, generated by all golf facilities owned by the Company and located west of the Mississippi River. Dominic Chang and Krishnan Thampi, officers and directors of the Company, owned 65% and 5% of TPT, respectively, and received 65% and 5% of the consideration, respectively, from the acquisition of TPT. The terms of the acquisition were determined by negotiations involving Messrs. Chang and Thampi and the non-affiliated stockholders of TPT and the transaction was subject to certain conditions (which were satisfied on November 8, 1995), including approval by all of the directors of the Company, other than Messrs. Chang and Thampi, and receipt of an opinion from an investment banking firm that the consideration to be paid by the Company for TPT was fair from a financial point of view. The Company received an opinion from the investment banking firm of Houlihan Lokey that the consideration to be paid by the Company for TPT was fair from a financial point of view. Houlihan Lokey has been engaged in the business of providing financial advisory services since 1970. They specialize in the valuation of businesses and properties, with substantial experience in the valuation of securities of recreational companies. In addition to such opinion, such Board members also considered a number of factors in approving the acquisition of TPT, including (i) the elimination of potential conflicts of interest, (ii) the opportunity to expand operations to the West Coast, (iii) the location and prospects of the golf facilities operated by TPT, (iv) the cost of establishing golf facilities comparable to those operated by TPT, (v) the operating history of TPT compared with the operating history of the Company's East Coast facilities at a comparable stage of development, (vi) the potential improvement in TPT's performance due to the elimination of duplicative administrative expenses, (vii) TPT's current financial condition and (viii) the opportunity to acquire TPT for less than the Company believed it would pay if it exercised its option to purchase TPT in 1998. Such option gave the Company the right to acquire TPT, commencing on January 1, 1998 or earlier if TPT had at least $1.0 million of net income, for 12.5 times TPT's after tax income, payable in Common Stock.

   Mr. Chang, either individually or with his wife, was the guarantor or co-borrower of $3.7 million and $1.46 million of the Company's indebtedness, as of December 31, 1994 and December 31, 1995, respectively. The $1.46 million indebtedness represents a portion of a $1.7 million construction loan made to the Company. In addition, a company ("Hsing Lung") which owns and operates a dairy farm in New York and has been owned by Mr. Chang since 1986, was a co-borrower with the predecessor of the Company of a loan that had an outstanding balance of $2.5 million as of December 31, 1994 and no outstanding balance as of December 31, 1995. Mr. Chang granted security interests in certain of his personal assets, including Hsing Lung and his Common Stock, to secure his obligations under certain of such guarantees.

   The Company was indebted to Mr. Chang and Mr. Thampi in the amounts of $330,000 and $125,000, respectively, as of December 31, 1994. As of December 31, 1995, the Company was not indebted to either Mr. Chang or Mr. Thampi. The amounts outstanding were paid in full by the Company on November 30, 1995. Such loans were due on demand and, except for the $310,000 described below, bore interest at LIBOR (6.5% at December 31, 1994 and 6.8% at November 30,
1995). Interest on such loans aggregated $40,000 and $16,000 for the years ended December 31, 1994 and 1995, respectively. In addition, from September 1, 1994 through November 21, 1994, Hsing Lung made non-interest bearing loans to the Company in the aggregate amount of $88,000, which the Company repaid on December 16, 1994.

   The amount due to Mr. Chang as of December 31, 1994 of $330,000 includes $310,000, representing a distribution payable to Mr. Chang to pay federal and state income taxes owed by Mr. Chang in respect of the earnings of certain of the Company's subsidiaries operated under Subchapter S of the Internal Revenue Code of 1986, as amended, until the closing of the IPO.

   The Company believes that each of the foregoing transactions were completed on terms at least as favorable to the Company as those which could have been obtained from an unaffiliated party.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended December 31, 1994 and December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with; except that two reports, covering an aggregate of two transactions, were filed late by Mr. Ganley, a director of the Company.

                            EXECUTIVE COMPENSATION

   The following table sets forth the annual and long-term compensation for services in all capacities paid to Dominic Chang, the Company's Chairman of the Board, President and Chief Executive Officer, during 1993, 1994 and 1995. No executive officer received compensation exceeding $100,000 during 1993, 1994 or 1995.

                          SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                   ----------------------------------------- ---------------------------------------------------
                                                                                       LONG-TERM
NAME AND                                          OTHER       RESTRICTED  SECURITIES   INCENTIVE       ALL
PRINCIPAL                                         ANNUAL        STOCK     UNDERLYING     PLAN         OTHER
POSITION            YEAR    SALARY    BONUS    COMPENSATION    AWARD(S)     OPTIONS     PAYOUTS    COMPENSATION
- -----------------  ------ ---------  ------- --------------  ----------- -----------  ---------- --------------
Dominic Chang,      1993    $65,000     --       $9,000(1)        --          --          --            --
 Chairman of the    1994    $65,000     --       $9,000(1)(2)     --          --          --            --
 Board, Chief       1995    $65,000     --       $9,000(1)        --       10,000(3)      --            --

 Executive
 Officer and
 President .......

(1)    Represents amounts paid to lease a car used by Mr. Chang.

(2) Does not include a distribution of $310,000 made to reimburse Mr. Chang for federal and state income taxes payable by him based on undistributed earnings of the Company's subsidiaries which elected to be treated as S corporations pursuant to Section 1362(a) of the Internal Revenue Code of 1986, as amended, through the date of the Company's initial public offering of its securities.

(3) Stock options to purchase 10,000 shares of Common Stock were granted in March 1995 at $6.75 per share (the fair market value of the Common Stock on the date of such grant); these options became exercisable in March 1996.

   The following table sets forth certain information concerning options granted to the Chief Executive Officer during the fiscal year ended December 31, 1995.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
                               ------------------------------
                   NUMBER OF      PERCENT OF
                   SECURITIES    TOTAL OPTIONS
                   UNDERLYING     GRANTED TO      EXERCISE OR
                    OPTIONS      EMPLOYEES IN     BASE PRICE
NAME               GRANTED(1)     FISCAL YEAR      ($/SHARE)    EXPIRATION DATE
- ---------------  ------------  ---------------  -------------  ---------------
DOMINIC CHANG  .     10,000           6.5%           $6.75     MARCH 8, 2005

(1) All options were granted pursuant to Mr. Chang's employment agreement and at an exercise price equal to the fair market value of the Common Stock on the date of grant.

AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 1995 AND FISCAL YEAR END OPTION VALUES

   The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 1995 by the Chief Executive Officer. No options were exercised by the Chief Executive Officer during the fiscal year ended December 31, 1995.

                        FISCAL YEAR-END OPTION VALUES

                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                   OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END(1)
                ------------------------------  ------------------------------
NAME              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- --------------  -------------  ---------------  -------------  ---------------
DOMINIC CHANG   --                  10,000      --                 $115,000

   (1) The value of unexercised options is determined by multiplying the number of options held by the difference between the closing price of the Common Stock, $18.25, at December 31, 1995 as reported by the Nasdaq National Market and the exercise price of the options.

EMPLOYMENT AGREEMENTS

   The Company has entered into employment agreements, each expiring on December 31, 1999, with each of Mr. Chang and Mr. Thampi, pursuant to which each will devote at least 95% of his business time to the affairs of the Company. Pursuant to his employment agreement, Mr. Chang received a base salary of $65,000 in 1995, and will receive a base salary of $120,000 in 1996, $140,000 in each of 1997 and 1998, and $160,000 in 1999. Such base salaries are subject to additional increase within the discretion of the Board of Directors which will take into account, among other things, the performance of the Company and the performance, duties and responsibilities of Mr. Chang. Mr. Chang will also receive use of a Company-leased automobile and such bonuses as may be determined by the Board of Directors through- out the term of his employment agreement. The employment agreement also provides that Mr. Chang will not compete with the Company for two years after the termination of his employment.

   Pursuant to his employment agreement, Mr. Thampi received a base salary of $60,000 in 1995 and will receive a base salary of $100,000 in 1996, $120,000 in each of 1997 and 1998 and $140,000 in 1999. Such base salaries are subject to additional increase within the discretion of the Board of Directors which will take into account, among other things, the performance of the Company and the performance, duties and responsibilities of Mr. Thampi. Mr. Thampi will also receive use of a Company-leased automobile and such bonuses as may be determined by the Board of Directors through out the term of his employment agreement. The employment agreement also provides that Mr. Thampi will not compete with the Company for two years after the termination of his employment.

   The Company does not have written employment agreements with Messrs. Hasslinger, Kelleher, Krause and Potocki or with Ms. Santorufo.

DIRECTOR'S COMPENSATION

   The Company's employee directors do not receive any additional compensation for their services as directors. Non-employee directors do not receive a fee for serving as such, but are reimbursed for
                                       12
expenses. In addition, non-employee directors are eligible to participate in the Company's 1994 Stock Option Plan (the "1994 Plan"). The 1994 Plan provides for an automatic grant of non-qualified stock options to purchase 5,000 shares of Common Stock to each non-employee director upon the earlier of the adoption of the 1994 Plan or his or her election or appointment to the Board of Directors and, thereafter, annual grants of non-qualified stock options to purchase 2,000 shares of Common Stock at the fair market value on the date of such grant. If the 1996 Plan is approved, such automatic grants will cease and be replaced by the automatic grants to non-employee directors provided by the 1996 Plan.

REPORT ON REPRICING OF STOCK OPTIONS

   The Company did not adjust or amend the exercise price of stock options previously awarded to the Company's Chairman of the Board, President and Chief Executive Officer.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of May 1, 1996 regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and the chief executive officer of the Company and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated and subject to community property laws where applicable, the persons named in the table below have sole voting and dispositive power with respect to the shares of Common Stock shown as beneficially owned by them.

 NAME AND ADDRESS                                         NUMBER OF SHARES          PERCENT OF
OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED     OUTSTANDING SHARES
- ---------------------------------------------------  ------------------------  ------------------
Dominic Chang (1) ..................................      2,822,750 (4)(5)             32.8%
Janus Capital Corporation (2) ......................      1,015,875                    11.8%
George Soros (3) ...................................        500,000                     5.8%
Jimmy C.M. Hsu (1) .................................        191,084 (6)(7)              2.2%
Krishnan P. Thampi (1) .............................        181,950    (8)              2.1%
James Ganley (1) ...................................         15,834    (7)                *
Yupin Wang (1) .....................................          7,334    (7)                *
All directors and executive officers of the Company
 as a group (ten persons) ..........................      3,233,286(4)(5)(6)(8)(9)     37.3%

*      Less than 1%.

(1) The address of such stockholder is: c/o Family Golf Centers, Inc., 225 Broadhollow Road, Melville, New York 11747.

(2) The address of Janus Capital Corporation ("JCC"), Janus Enterprise Fund ("JEF") and Mr. Thomas H. Bailey is: 100 Fillmore Street, Suite 300, Denver, Colorado 80206. Information regarding the aggregate number of shares of Common Stock beneficially owned by JCC, JEF and Mr. Thomas H. Bailey and their investment and voting power with respect to such shares is based on the information as reported in the Schedule 13G filed by these persons, dated January 9, 1996. Mr. Thomas H. Bailey owns approximately 12.2% of JCC and may be deemed to exercise control over JCC as a result. JCC is an Investment Advisor registered under
       Section 203 of the Investment Advisors Act of 1940 ("IAA"). JEF is an Investment Company registered under Section 8 of the IAA. JCC provides investment advice to individuals, institutional clients and investment companies registered under Section 8 of the IAA, including, JEF ("Managed Portfolios"). As a result of its role of adviser to such entities, JCC may be deemed to be the beneficial owner of the 1,015,875 shares of Common Stock held by such Managed Portfolios, including JEF. Neither Mr. Bailey nor JCC owns of record any shares of Common Stock in the Company, and neither has the right to receive dividends from or the proceeds from the sale of any such shares by the Managed Portfolios and each disclaims any beneficial ownership of such shares held by the Managed Portfolios (including JEF). JCC's Managed Portfolios have the right to receive all dividends from and proceeds from the sale of such shares of Common Stock. JEF, one of the Managed Portfolios, holds 402,050 shares of Common Stock.

(3) George Soros ("Soros") holds these shares of Common Stock in his capacity as the sole proprietor of the investment advisory firm, Soros Fund Management ("SFM"), which holds the shares for the account of Quantum Partners, LDC ("Quantum"), a Cayman Islands company. The address of Soros and SFM is: 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Information regarding the aggregate number of shares of Common Stock beneficially owned by Soros and Quantum and their investment and voting power with respect to such shares is based on the information as reported in the Schedule 13D filed by these persons, dated December 20, 1995.

(4) Includes 1,000 shares of Common Stock owned by Mr. Chang's children. Includes 10,000 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(5) Of such shares, 174,000 are pledged to United Orient Bank and 187,750 are pledged to Chemical Bank, each to secure a personal loan to Mr. Chang.

(6) Does not include 66,250 shares of Common Stock beneficially owned by Mr. Hsu's brother. Mr. Hsu disclaims beneficial ownership of his brother's shares.

(7) Includes 2,334 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(8) Includes 45,000 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(9) Includes 16,336 shares of Common Stock issuable upon exercise of options which are currently exercisable.

                                  PROPOSAL 3
                               APPROVAL OF THE
                          1996 STOCK INCENTIVE PLAN

   The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of the 1996 Stock Incentive Plan. A description of the 1996 Plan, which 1996 Plan is attached hereto as Annex B, appears below.

   The 1994 Plan. Options to purchase up to 6,000 shares of Common Stock remain available for future grant under the 1994 Stock Option Plan. If adopted by the stockholders, the 1996 Stock Incentive Plan will supplement the 1994 Plan, except that no further grants will be made under the 1994 Plan to non-employee directors.

1996 STOCK OPTION PLAN

   The 1996 Plan provides for the grant of options to purchase up to 500,000 shares of Common Stock to employees, officers, directors and consultants of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company.

   The terms of the 1996 Plan are identical to the terms of the 1994 Plan except that the number of shares available under the 1996 Plan is 500,000 and the number of shares to be issued to each non-employee director has been increased to options to purchase 10,000 shares upon initial appointment and options to purchase 10,000 shares, annually. If the 1996 Plan is approved by stockholders options for 10,000 shares shall be granted to all non-employee directors immediately following the Annual Meeting.

   The 1996 Plan will be administered by the Stock Option Committee, which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price. As mentioned above, the 1996 Plan also provides for an automatic grant of non-qualified stock options to purchase 10,000 shares of Common Stock to each non-employee director upon his election or appointment to the Board of Directors and annual grants of non-qualified stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant.

   The exercise price per share of Common Stock subject to an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Stock Option Committee. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the 1996 Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

   No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Stock Option Committee. Upon termination of employment of an optionee by reason of death or permanent disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

   Options under the 1996 Plan must be issued within 10 years from the effective date of the 1996 Plan which will be June 7, 1996 if the stockholders of the Company approve the adoption of the 1996 Plan. Incentive stock options granted under the 1996 Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms. All options granted under the 1996 Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

   Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1996 Plan.

   The 1996 Plan may be terminated or amended at any time by the Board of Directors except that stockholder approval is required if the amendment is within 12 months before or after adoption of the Plan and such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. The 1996 Plan shall terminate June 7, 2006, unless terminated prior thereto by action of the Board. No further grants shall be made from the 1996 Plan after termination; provided, however, that termination shall not affect the right of any optionee with respect to grants made prior to termination.

   The vesting of outstanding options under the 1996 Plan will be subject to acceleration upon certain changes in the ownership or control of the Company. The acceleration of the vesting of options in the event of such changes in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

   It is estimated that approximately 400 individuals are currently eligible to participate in the 1996 Plan.

REGISTRATION OF SHARES ISSUED UNDER 1996 PLAN

   The Company has registered the 300,000 shares authorized under the 1994 Plan under the Securities Act of 1933, as amended. The Company intends that the 500,000 shares to be reserved for and issued under the 1996 Plan, for which approval is now sought, will be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the 1996 Plan.

NEW PLAN BENEFITS--1996 STOCK INCENTIVE PLAN

   The Company has not issued any options to purchase shares of Common Stock under the 1996 Plan. The Company has not issued any options under the 1996 Plan to (i) the Company's Chief Executive Officer, Chairman of the Board and President, (ii) any current executive officer, (iii) any current director who is not an executive officer, (iv) any director or nominee for election as a director and (v) any associate of any of the persons referenced in (i) through (iv) above. The Company does not currently know nor is it determinable the number of options that the Company will grant under the 1996 Plan to any of the aforementioned persons, except for the automatic grant of options to purchase 10,000 shares of Common Stock to each non-employee director of the Company immediately following the Annual Meeting (and thereafter annually), at the fair market value of the Common Stock on the date of such grant.

                              NEW PLAN BENEFITS
                          1996 STOCK INCENTIVE PLAN

                                                                                             NUMBER OF
                                                                                         SHARES UNDERLYING
NAME AND POSITION                                                   DOLLAR VALUE ($)          OPTIONS
- ----------------------------------------------------------------  ------------------  ---------------------
Dominic Chang ...................................................          0                    --
 Chairman of the Board, Chief Executive Officer and President
Executive officers as a Group ...................................          0                    --
Non-executive directors as a Group ..............................          0                    --
Nominees for Election as Directors as a Group ...................          0                    --
Non-executive Employees as a Group ..............................          0                    --

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 PLAN UNDER CURRENT LAW

   An optionee will recognize no taxable income at the time an option is granted.

   An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

   If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

   Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

   The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. The 1996 Stock Incentive Plan will not qualify as performance-based compensation.

STOCKHOLDER VOTE REQUIRED

   The affirmative vote of the holders of a majority of the shares of the Company's voting Common Stock present in person or represented by proxy at the Annual Meeting is required for approval of the 1996 Plan. If such stockholder approval is not obtained, then the 1996 Plan will not be adopted.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 1996 STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 4
                   RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Company has appointed Richard A. Eisner & Company, LLP as independent accountants for the 1996 fiscal year and to render other professional services as required.

   The appointment of Richard A. Eisner & Company, LLP is being submitted to stockholders for ratification.

   Representatives of Richard A. Eisner & Company, LLP will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF RICHARD
A. EISNER & COMPANY, LLP AS INDEPENDENT AUDITORS OF THE COMPANY, WHICH IS DESIGNATED AS PROPOSAL 4 ON THE ENCLOSED PROXY CARD.

                                ANNUAL REPORT

   The Annual Report of the Company for the fiscal year ended December 31, 1995 is being mailed to stockholders with this proxy statement.

                            STOCKHOLDERS PROPOSALS

   Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 1997 Annual Meeting of Stockholders must be received at the Company's offices at 225 Broadhollow Road, Melville, New York 11747 no later than February 5, 1997, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable Commission rules and regulations.

                                OTHER MATTERS

   The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, FAMILY GOLF CENTERS, INC., 225 BROADHOLLOW ROAD, MELVILLE, NEW YORK 11747.

                                   ANNEX A
                PROPOSED AMENDMENT TO PARAGRAPH (A) OF ARTICLE
             FOURTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION

(AMENDS PARAGRAPH (A) OF ARTICLE FOURTH BY REPLACING IT IN ITS ENTIRETY WITH THE FOLLOWING PARAGRAPH)

       "A. The aggregate number of shares which the Company shall have authority to issue is 52,000,000, of which 2,000,000 shares of the par value of $.10 per share shall be designated "Preferred Stock" and 50,000,000 shares of the par value of $.01 per share shall be designated "Common Stock.";

                                   ANNEX B
                          FAMILY GOLF CENTERS, INC.
                          1996 STOCK INCENTIVE PLAN
       APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 6, 1996

   SECTION 1. PURPOSE. The purpose of the Family Golf Centers, Inc. 1996 Stock Incentive Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Family Golf Centers, Inc., a Delaware corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.01 par value ("Common Stock"), in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

   SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

   The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

   2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

   2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code"), Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

    2.3 RULE 16B-3 AND SECTION 16(B) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six-month period immediately following the grant of the option. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to
Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

   SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 500,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, cancelled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled, or terminated options.

   SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

   A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

   SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

   5.1 NUMBER OF SHARES AND PRICE.

   (a) Upon first election or appointment to the Board, each non-employee director will be granted a non-qualified option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such election or appointment; and

   (b) Each non-employee director will be annually granted a non-qualified option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant with the first such grant to occur at the Annual Meeting of Stockholders at which this Plan is approved by the Company's stockholders (the "Approval"); and

   (c) Notwithstanding subsections (a) and (b) hereof, the maximum number of shares that may be purchased pursuant to the exercise of each option, and the price per share at which such option is exercisable (the "exercise price"), shall be as established by the Plan Administrator; provided, that the Plan Administrator shall act in good faith to establish the exercise price, which shall be not less than 100% of the fair market value per share of the Common Stock at the time of grant of the option with respect to incentive stock options; and provided, further, that, with respect to incentive stock options granted to greater than ten percent stockholders, the exercise price shall be as required by Section 6 hereof.

   (d) The provisions of subparagraphs (a) and (b) hereof shall supersede the provisions of the Family Golf Centers, Inc. 1994 Stock Option Plan (the "1994 Plan") as to non-employee directors. After the Approval, no options shall be granted to non-employee directors under the 1994 Plan.

   5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period. To ensure that the Company or Affiliate will achieve the purpose and receive the benefits contemplated in the Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

   Period of Optionee's
Continuous Relationship
With the Company or

  AFFILIATE FROM THE DATE       PORTION OF TOTAL OPTION
   THE OPTION IS GRANTED         WHICH IS EXERCISABLE
- ---------------------------  ---------------------------
1 year .....................               33%
2 years ....................               67%
3 years ....................              100%

   5.3 EXERCISE. Subject to the vesting schedule described in subsection 5.2 hereof, each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with
Section 5.4 hereof.

   5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

   The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

   (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

   (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise;

   (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

   5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the

Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to
Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

   5.6 NONTRANSFERABILITY.

     5.6.1 OPTION. Options granted under the Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

     5.6.2 STOCK. The Plan Administrator may provide in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee the Company shall have a six-month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

   5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

   If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

   If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

   For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

   As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

   5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

   5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

   5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of
Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

   5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling,
(ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

   5.13  VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

     5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under
Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

     5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal the sales price received for such shares.

   SECTION 6. GREATER THAN TEN PERCENT STOCKHOLDERS.

   6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

   6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

   SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

   7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

     7.1.1 Cash, Stock, or Other Property for Stock. Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

   7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

   7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

   SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

   As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

   At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

   Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

   SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

   SECTION 10. AMENDMENT AND TERMINATION.

   10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

   10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

   SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                          FAMILY GOLF CENTERS, INC.
           [INCENTIVE][NONQUALIFIED] STOCK OPTION LETTER AGREEMENT

TO:

   We are pleased to inform you that you have been selected by the Plan Administrator of the Family Golf Centers, Inc. (the "Company") 1996 Stock Incentive Plan (the "Plan") to receive a(n) [INCENTIVE] [NONQUALIFIED] option for the purchase of shares of the Company's common stock, $.01 par value, at
an exercise price of $     per share (the "exercise price"). A copy of the
Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

   The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

   Term. The term of the option is ten years from date of grant, unless sooner terminated.

   Exercise. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

   Payment for Shares. The option may be exercised by the delivery of:

       (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or bank certified or cashier's checks;

       (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

       (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price; or

       (d) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

   Acceleration. Notwithstanding the vesting schedule for the option set forth below, the option will be automatically exercisable for the total number of shares the subject of the option upon a "Change in Control" (as defined below), or, if advised by the Plan Administrator in writing, upon any actually- anticipated "Change in Control," unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to accelerate in connection with a Change in Control.

   Termination. The option will terminate: (i) immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship as a director of the Company, unless cessation is due to death or total disability, in which case the option shall terminate 12 months after cessation of such relationship; (ii) three months after a "Change in Control", unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to terminate in connection with a Change in Control, if at all.

   Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

   Vesting. The option is vested according to the following schedule:

    PERIOD OF OPTIONEE'S
  CONTINUOUS RELATIONSHIP
     WITH THE COMPANY OR
  AFFILIATE FROM THE DATE       PORTION OF TOTAL OPTION
   THE OPTION IS GRANTED         WHICH IS EXERCISABLE
- ---------------------------  ---------------------------
           1 year                          33%
           2 years                         67%
           3 years                        100%

   Date of Grant. The date of grant of the option is          .

   A "Change of Control" will be deemed to occur (i) should a person or related group of persons (other than the Company or its affiliates), who does not own of record 10% or more (a "10% Acquisition") of the Company's outstanding voting stock, which 10% Acquisition of the Company's outstanding voting stock is not approved by the Board; and (ii) within any period of twenty-four consecutive months or less from the date of such 10% Acquisition (the "Period"), there is effected a change in the composition of the Board of Directors such that a majority of the Board members (rounded up to the next whole number) cease to be comprised of individuals who either (A) have been members of the Board continuously before such 10% Acquisition and throughout the Period or (B) have been elected or nominated for election as Board members during the Period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

   YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

   IN ADDITION TO THE FOREGOING, (i) IF YOU WERE A DIRECTOR, OFFICER OR STOCKHOLDER OF THE COMPANY ON NOVEMBER 6, 1994, YOU MAY NOT, PRIOR TO NOVEMBER 6, 1996, NOTWITHSTANDING ANY REGISTRATION OR OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF HAMPSHIRE SECURITIES CORPORATION, 919 THIRD AVENUE, NEW YORK, NEW YORK 10022 AND (ii) IF YOU WERE A DIRECTOR, OFFICER OR HOLDER OF 5% OR MORE OF THE COMPANY'S CAPITAL STOCK ON DECEMBER 12, 1995, YOU MAY NOT, PRIOR TO DECEMBER 13, 1996, NOTWITHSTANDING ANY REGISTRATION OR OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF JEFFERIES & COMPANY, INC., 650 FIFTH AVENUE, NEW YORK, NEW YORK 10019.

   You understand that, during any period in which the shares which may be acquired pursuant to your option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the option and the sale of shares underlying the option.

   Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                          Very truly yours,
                                          FAMILY GOLF CENTERS, INC.

                                          BY:
                                          -----------------------------------
                                          NAME:
                                          TITLE:

                        ACCEPTANCE AND ACKNOWLEDGEMENT

   I, a resident of the State of , accept the stock option described above granted under the Family Golf Centers, Inc. 1996 Stock Incentive Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan, including the provisions of
Section 8 thereof.

Dated:
      ------------------

- ---------------------------     ---------------------------
Taxpayer I.D. Number            Signature

   By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
      ------------------
                                          -----------------------------------
                                          Spouse's Signature

                                          -----------------------------------
                                          Printed Name

                              NOTICE OF EXERCISE

   The undersigned, pursuant to a(n) [INCENTIVE] [NONQUALIFIED] Stock Option Letter Agreement (the "Agreement") between the undersigned and Family Golf Centers, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder shares (the "Shares") of the Company's common stock, $.01 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

   1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

       (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

       (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

       (c) the undersigned is a sophisticated investor;

       (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

       (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

   2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

   3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                                          Very truly yours,

                                          -----------------------------------
                                          (type name under signature line)

                                          Social Security No.
                                          -----------------------------------

                                          Address:
                                          -----------------------------------

PROXY
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                          FAMILY GOLF CENTERS, INC.
                 ANNUAL MEETING OF STOCKHOLDERS--JUNE 7, 1996

THE UNDERSIGNED STOCKHOLDER IN FAMILY GOLF CENTERS, INC. ("COMPANY") HEREBY CONSTITUTES AND APPOINTS DOMINIC CHANG AND KRISHNAN P. THAMPI, AND EACH OF THEM, HIS OR HER TRUE AND LAWFUL ATTORNEYS AND PROXIES, WITH FULL POWER OF SUBSTITUTION IN AND FOR EACH OF THEM, TO VOTE ALL SHARES OF THE COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT FLEMINGTON FAMILY GOLF CENTER, 99 ROUTE 202 AND 31 SOUTH, FLEMINGTON, NEW JERSEY, ON FRIDAY, JUNE 7, 1996 AT 10:00 A.M., EASTERN DAYLIGHT SAVINGS TIME, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF, ON ANY AND ALL OF THE PROPOSALS CONTAINED IN THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, WITH ALL THE POWERS THE UNDERSIGNED WOULD POSSESS IF PRESENT PERSONALLY AT SAID MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW AND FOR THE APPROVAL OF PROPOSALS 1, 3 AND 4.

1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF CAPITAL STOCK.
[ ]  FOR  [ ] AGAINST  [ ] ABSTAIN

2. ELECTION OF DIRECTORS.
 [ ] FOR all nominees listed
 [ ] WITHHOLD AUTHORITY
(except as marked to the contrary, seeto vote for all nominees listed at left instruction below)

NOMINEES: Dominic Chang, Krishnan P. Thampi, James Ganley, Jimmy C.M. Hsu and Yupin Wang

INSTRUCTION: To withhold authority to vote for any individual nominee, line through the name of the nominee above.
                                                    TO BE SIGNED ON OTHER SIDE

(Continued from front)
          PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
3. PROPOSAL TO APPROVE THE FAMILY GOLF CENTERS, INC. 1996 STOCK INCENTIVE
PLAN.

 [ ] FOR [ ]  AGAINST [ ] ABSTAIN

4. PROPOSAL TO RATIFY RICHARD A. EISNER, LLP. AS INDEPENDENT AUDITORS.

 [ ] FOR [ ]  AGAINST [ ] ABSTAIN

  THE ABOVE NAMED PROXIES ARE GRANTED THE AUTHORITY, IN THEIR DISCRETION, TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
                                          Dated:                       , 1996
                                                -----------------------

                                          Signature(s)
                                          -----------------------------------

                                          Signatures
                                          -----------------------------------
                                          Please sign exactly as your name
                                          appears and return this proxy
                                          immediately in the enclosed stamped
                                          self-addressed envelope.